Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the registration statement on Form S-1 (the “Form S-1”) of Avant Technologies Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chris Winter, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form S-1 fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Form S-1 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2025	/s/ Vitalis Racius

Vitalis Racius,
Chief Financial Officer, Director & Treasurer